Exhibit 99.1 Delivering the Power of Immunotherapy CORPORATE PRESENTATION | November 2024 1 | ©2024 WEREWOLF THERAPEUTICS

Cautionary Statements

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Werewolf Therapeutics, Inc.'s (the "Company") strategy, future operations, prospects, plans, and objectives of management; the projection of the cash runway; the expected timeline for the preclinical and clinical development of product candidates and the availability of data from such preclinical and clinical development; the potential activity and efficacy of product candidates in preclinical studies and clinical trials; the anticipated safety profile of product candidates; and the timing and outcome of planned meetings with regulatory authorities, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words "aim," "anticipate," "approach," "believe," "contemplate," "continue," "could," "design," "designed to," "engineered," "estimate," "expect," "goal," "intend," "may," "might," "objective," "ongoing," "opportunity," "plan," "potential," "predict," "project," "promise," "should," "target," "will," or "would," or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the development of product candidates, including the conduct of research activities and the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; the timing of and the Company's ability to submit and obtain regulatory approval for investigational new drug applications; whether results from preclinical studies will be predictive of the results of later preclinical studies and clinical trials; whether preliminary or interim data from a clinical trial will be predictive of the results of the trial and future clinical trials; the Company's ability to manage cash resources and obtain additional cash resources to fund the Company's foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in the "Risk Factors" section of the Company's most recent Form 10-Q filed with the Securities and Exchange Commission ("SEC") and in subsequent filings the Company may make with the SEC. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

WEREWOLF®, the WEREWOLF logo, PREDATOR®, INDUKINE™ and other Werewolf trademarks, service marks, graphics and logos are trade names, trademarks or registered trademarks of Werewolf Therapeutics, Inc., in the United States or other countries. All rights reserved.

Note: Certain graphics contained in this presentation are created with BioRender.com.

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©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

Who we are

Our mission is to unlock the promise of cytokines as effective immunotherapies

Werewolf is developing next generation cytokine therapies designed to harness their innate immunological potential to transform the lives of patients with cancer and other serious diseases.


Werewolf
THERAPEUTICS

3 |

©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

Clinical-Stage Biopharma Company – Next Generation Conditionally Activated Therapies

PREDATOR® Platform
Validated & Differentiated

Tunable, tissue-targeted INDUKINE design delivers highly potent payloads with improved therapeutic index over recombinant counterpart molecules

Validation of conditional activation platform demonstrated through clinical and preclinical testing of multiple INDUKINE molecules

Clinical Focus
High-Value Opportunities

WTX-124, an IL-2 prodrug, is potentially a best-in-class pipeline-in-a-product for immunotherapy-sensitive tumors

- Improved tolerability over HD IL-2
- Increased patient access to therapy
- Dose expansion ongoing in priority tumor types as mono + combo

WTX-330, an IL-12 prodrug, has the potential to be a first-in-class molecule to address poorly immunogenic cancers as a monotherapy or in combination with standard of care

- Generally well tolerated with monotherapy antitumor activity
- Phase 1/2 study will explore optimal dosing and assess activity in selected indications

Robust Discovery Engine
Novel INDUKINE™ molecules

Deep preclinical pipeline with WTX-712 (IL-21), WTX-518 (IL-18), WTX-910 (IL-10), and IFNα INDUKINE (licensed to Jazz)

Modular platform extends pipeline expansion and collaboration potential to additional targets, tumor types, opportunities beyond oncology, additional modalities

Strong Foundation
Disciplined & Experienced

$122.8M in cash and equivalents as of September 30, 2024

Runway through at least 2Q26 with multiple near-term catalysts

Experienced leadership with expertise advancing immunotherapy R&D

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©2024 WEREWOLF THERAPEUTICS
Werewolf THERAPEUTICS

Overcoming Off-Target Toxicity has been a Key Challenge for Cytokine Therapy The Challenge: Our Solution: Off-Tumor Cytokine Toxicity Limits Conditionally Activated Therapeutic Index Immunotherapy Suboptimal Pharmaceutical Properties With Optimized Therapeutic Index Tumor Activated cytokine INDUKINEs (inactive cytokines) Activated cytokines Activated immune cells Toxicity Poor Clinical Outcomes Targeted Delivery to the On-Target Immune Tumor Microenvironment Activation 5 | ©2024 WEREWOLF THERAPEUTICS

PREDATOR
Platform

Tunable, Tissue-targeted Therapeutics for Cancer and other Diseases

INDUKINE molecules contain multiple domains, each with a unique function that can be 'tuned' for specific mechanisms and pharmaceutical properties necessary to treat disease



Exposure
Half-life extension
Selectivity
Tumor activation
Potency
Native Cytokine
Safety
Peripheral inactivation

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©2024 WEREWOLF THERAPEUTICS

A Portfolio of Novel Clinical and Preclinical Drug Candidates

PROGRAM	INDICATIONS	DISCOVERY	IND-ENABLING	PHASE 1	PHASE 2	ANTICIPATED MILESTONES
WTX-124 IL-2 INDUKINE Molecule	**Advanced or Metastatic Solid Tumors** Monotherapy and in combination with pembrolizumab					Initial data readout from monotherapy expansion expected in 1H25
WTX-330 IL-12 INDUKINE Molecule	**Advanced or Metastatic Solid Tumors and Lymphoma** Monotherapy					Enrollment in Phase 1/2 dose and regimen finding study expected in 1H25
WTX-712 IL-21 INDUKINE Molecule	**Cancer Indications**					IND-enabling studies
WTX-518 IL-18 INDUKINE Molecule	**Cancer Indications**					IND-enabling studies
WTX-921 IL-10 INDUKINE Molecule	**Inflammatory Disease, including IBD**					Partnering opportunity
Novel INDUKINE Molecules	**Immuno-oncology**					Partnering opportunity
PARTNERED PROGRAMS						
JZP898 IFNα INDUKINE Molecule	**Cancer Indications** Exclusive global rights licensed to Jazz Pharmaceuticals					Phase 1/1b FIH study as monotherapy and in combination with pembrolizumab

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©2024 WEREWOLF THERAPEUTICS
Werewolf THERAPEUTICS

# WTX-124 8 8 | | ©2024 WEREWOLF THERAPEUTICS ©2024 WEREWOLF THERAPEUTICS

WTX-124: Improving the Efficacy and Tolerability of IL-2 THE CHALLENGE Approved high-dose IL-2 therapy (HD IL-2) with aldesleukin (Proleukin®) produces durable responses in patients with cutaneous melanoma and renal cell carcinoma, but its use is limited by severe toxicity Unique Advantages of WTX-124, an IL-2 INDUKINE Molecule Novel prodrug engineered with enhanced pharmaceutical properties to selectively release a fully potent IL-2 in the tumor microenvironment to stimulate antitumor immunity with reduced toxicity Key Opportunities • Provide IL-2 therapy broadly to patients with advanced or metastatic cutaneous melanoma and renal cell carcinoma who are ineligible for HD IL-2 • IL-2 therapy may have potential benefit in any of the ICI-sensitive solid tumor indications • Address an unmet medical need for ICI-relapsed/refractory patients • Safely combine IL-2 therapy with SOC agents including ICIs in earlier lines of therapy 9 | ©2024 WEREWOLF THERAPEUTICS Abbreviations: SOC-standard of care; ICI-immune checkpoint inhibitor

Goal to Significantly Expand Patient Populations Who Might Benefit from IL-2

HD IL-2 has potential for profound patient benefit



Response rate for patients treated with HD-IL-2
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Complete Response
Partial Response
80+ Months
CR Median Duration
59+ Months
CR Median Duration
Metastatic Renal Cell Carcinoma
ORR = 15%
Metastatic Melanoma
ORR = 16%

But most patients don't receive HD IL-2 due to toxicity



Malignant Renal Cell Carcinoma
Malignant Melanoma
Received IL-2
Other
Received IL-2
Other

Large % of patients across multiple tumor types currently unable to receive HD IL-2 could be treated with a more tolerable IL-2 therapy that retains the profound clinical benefit

Abbreviations: HD-high dose; CR-complete response; ORR-objective response rate
Proleukin (aldesleukin) injection label, Reference ID: 3165255; Proleukin (aldesleukin) injection label (fda.gov), accessed Sept. 2, 2024

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©2024 WEREWOLF THERAPEUTICS

WTX-124 Delivers IL-2 Selectively to Tumors in Preclinical Models

Released IL-2 expands and activates antitumor CD8+ T effector cells preferentially over Tregs



Plasma
Tumor
nMolar
Time (hours)
WTX-124 INDUKINE
IL-2
MC38 mice
WTX-124 dosed on
Day 1 and 4 (50 µg)



TILs
Draining Lymph Node
Total CD8+ T Cells
CD8+ Tetramer+ T Cells
CD8+ Tet+/ Treg Ratio
Treg IFNγ
CD8+ % Polyfunctional
Cells/Mg of Tissue
Ratio
CD4+ FoxP3+ % IFNγ+
****
ns
13.2x
**
19.8x
**
7.4x
****
*
Vehicle
WTX-124

Abbreviation: TIL-tumor infiltrating lymphocytes

Nirschl CJ et al., Cancer Immunology Research 2022 10(5):581-596

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©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

INDUKINE Molecule Strategy Markedly Improves the Therapeutic Window for IL-2

Incorporation of wild type IL-2 in WTX-124 is required for complete tumor regressions and immune memory formation

Improved therapeutic window compared to recombinant IL-2


TW<4
TW>20
IL-2
WTX-124
Minimum Efficacious Dose
Maximum Tolerated Dose
0
20
40
60
IL-2 Dose (Nanomoles)

WTX-124 antitumor activity is substantially more potent than a "non-alpha" IL-2 INDUKINE in MC38 tumor model


Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
10
20
30
Days after start of dosing
Vehicle
WTX-124 (70µg/dose)
Non-Alpha INDUKINE (700µg/dose)

WTX-124 activates long-term antitumor immune memory


Initial Tumor Challenge and Immune Resolution
Rechallenge
D0
D60
MC38 Implantation and Randomization
IL-2 INDUKINE™ Treatment Induced Tumor Rejection
MC38 Rechallenge Vs Naïve Animals


MC38 Tumor Model Rechallenge
Tumor Volume (mm³)
600
400
200
0
0
10
20
30
40
50
Days after implantation
Naive mice
Mice previously treated with WTX-124


Tumor Naive
MC38 CR
% of Tetramer+ Cells
100
80
60
40
20
0
0
Naive
Effector Memory
Naive
Effector Memory

Abbreviations: TW-therapeutic window; CR-complete regression

Nirschl CJ et al., SITC 2023 Poster: Optimal Antitumor Immunity is Triggered by WTX-124, a Clinical Stage Conditionally Activated INDUKINE™ Molecule

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©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

Data from Ongoing WTX-124 Phase 1/1b Study in ICI-treated Patient Population

Safety

- Generally well tolerated in the outpatient setting
- No evidence of vascular leak syndrome, cytokine release syndrome (≥Grade 2) or infusion reactions
- Majority of related TEAEs were Grade 1-2 (all were reversible)
- No related Grade 4 or 5 TEAEs
- No new safety signals when combined with pembrolizumab

Clinical Activity

- Objective responses at WTX-124 doses ≥12 mg
  - ➢ Confirmed, durable CR in patient with CSCC
  - ➢ Confirmed, durable PRs in 2 patients with metastatic melanoma (combination with pembro)
- Durable regression of target lesions in patients who responded to therapy
- Dose-dependent expansion and activation of effector T cells in the tumor microenvironment, further enhanced with combination therapy

WTX-124 has monotherapy antitumor activity in patients refractory to SOC ICI regimens

Abbreviations: TEAE-treatment-emergent adverse events; CR-complete response; CSCC-cutaneous squamous cell carcinoma; PR-partial response; SOC-standard of care; ICI-immune checkpoint inhibitor

Note: Preliminary clinical data as of May 1, 2024, for an ongoing, open label Phase 1/1b clinical trial.

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©2024 WEREWOLF THERAPEUTICS
Werewolf THERAPEUTICS

WTX-124 Monotherapy and Combination Expansion Arms are Open and Enrolling

*67 patients have received at least one dose of WTX-124 (n=47 monotherapy, n=20 combination therapy)**

MONOTHERAPY DOSE ESCALATION



1 mg n=3
3 mg n=4
6 mg n=4
12 mg n=11
clinical activity
18 mg n=9
RDE
23 mg n=8
open
28 mg n=3
open
TBD

Determination of **WTX-124 IV Q2W** RDE/ MTD as a monotherapy

COMBINATION THERAPY DOSE ESCALATION



3 mg n=4
6 mg n=4
12 mg n=4
clinical activity
18 mg N=6
RDE
23 mg N=2
open
TBD

Determination of **WTX-124 IV Q2W** RDE/MTD in combination with pembrolizumab IV Q6W

Monotherapy/Combination Dose Expansion

Advanced or metastatic (to be enrolled):

- Renal cell carcinoma (n=20)
- Cutaneous melanoma (n=20)
- Cutaneous squamous cell carcinoma (*monotherapy only*; n=10)
- Non-small cell lung cancer (*combination only*; n=20)

Other advanced or metastatic IO-sensitive tumor types TBD

Trial Details

- mTPI-2 (Modified Toxicity Probability Interval 2) study design; enrolling ~160 patients with IO-sensitive tumors
- Monotherapy and combination therapy dose escalations enrolled in parallel with staggered start for combination
- Assessment of safety, efficacy, pharmacokinetics, biomarkers, and ADA
- Tumor biopsies obtained on treatment to evaluate PD biomarkers supporting proof of mechanism

Abbreviations: RDE-recommended dose for expansion; IV-intravenous; Q2W-once every two weeks; Q6W-once every six weeks MTD-maximum tolerated dose; ADA-antidrug antibody; IO-immunotherapy; SOC-standard of care; PD-pharmacodynamic

*Enrollment as of November 5, 2024

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©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

WTX-124 was Generally Well Tolerated as a Monotherapy in the Outpatient Setting

Key Safety Findings:

- Most frequent related TEAEs were arthralgia, fatigue, pruritis and eosinophilia
- Majority of related TEAEs were Grade 1 and 2, Grade 3 TEAEs at ≥18mg were manageable, reversible
- No evidence of VLS, ≥ Grade 2 CRS, or infusion reactions
- No recurrence to date of irAEs that had previously occurred on ICI therapy
- No new safety signals seen in combination with pembrolizumab

Frequency of related TEAEs occurring in more than one patient

N=35 patients were treated with WTX-124 monotherapy (1-28 mg IV Q2W) and evaluable for safety


Arthralgia
Fatigue
Pruritus
Eosinophilia
Myalgia
Rash maculo-papular
Rash
Chills
Nausea
Headache
Oedema peripheral
Localised oedema
Diarrhoea
Rash erythematous
Pyrexia
Pain in extremity
Influenza like illness
Hypotension
Erythema
Vomiting
Stomatitis
Paraesthesia
Non-cardiac chest pain
Muscular weakness
Leukocytosis
Hypophosphataemia
Hyponatraemia
Hypomagnesaemia
Dry skin
Cytokine release syndrome
Cough
C-reactive protein increased
Blood creatinine increased
Blood alkaline phosphatase increased
Asthenia
Aspartate aminotransferase increased
Abdominal pain
Adverse event preferred terms
0
5
10
Number of subjects
Grade
Grade 1
Grade 2
Grade 3
Grade 4
Grade 5

Abbreviations: TEAEs-treatment-emergent adverse events; Q2W-once every two weeks; irAEs-immune related adverse events; ICI-immune checkpoint inhibitor; CRS-cytokine release syndrome; VLS-vascular leak syndrome

Note: Preliminary clinical data as of May 1, 2024, for an ongoing, open label Phase 1/1b clinical trial.

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©2024 WEREWOLF THERAPEUTICS

WTX-124 Monotherapy Induced Rapid, Durable Regressions of Target Lesions



WTX-124 (mg): 12 18
Best Percent Change from Baseline, %
80
60
40
20
0
-20
-40
-60
-80
-100
Melanoma
Melanoma
BCC
Uveal
Urothelial
Mucosal
NSCLC
NSCLC
Melanoma
NSCLC
HCC
RCC
Melanoma
GEJ
*
CSCC
Melanoma
Three patients had objective responses (ORR = 3/16); an additional seven had stable target lesions at potential RDE doses



Percent Change from Baseline (%)
80
60
40
20
0
-20
-40
-60
-80
-100
All three objective responses to WTX-124 monotherapy occurred within two cycles (~8 weeks)
Gastroesophageal junction tumor (18 mg) *
Melanoma (12 mg)
Cutaneous squamous cell carcinoma (12 mg)
0
5
10
15
20
25
Time (Weeks)
WTX-124 (mg): 12 18

*Metastatic lymph node target lesion normalized in size (<1 cm)

Abbreviations: RDE-recommended dose for expansion; BCC-basal cell carcinoma; NSCLC-non-small cell lung cancer; HCC-hepatocellular carcinoma; RCC-renal cell carcinoma; GEJ-gastroesophageal junction tumor; CSCC-cutaneous squamous cell cancer; ORR-objective response rate

Note: Preliminary clinical data as of May 1, 2024, for an ongoing, open label Phase 1/1b clinical trial.

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©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

Complete Response (CR) Ongoing at 12+ Months in a Patient with ICI-Refractory Cutaneous SCC

72-year-old man with metastatic cutaneous SCC who progressed on RT/cetuximab and had no response to four doses (12 weeks) of cemiplimab (Libtayo®; anti-PD-1) – *panel a*

Initiated treatment with **12 mg WTX-124 IV Q2W** three months after discontinuing cemiplimab

Baseline CT showed a 2.6 cm premaxillary target lesion (T) and a non-target lesion (NT) extending into the pterygopalatine fossa – *panel b*

WTX-124 TREATMENT RESPONSE

- **3 weeks**: On-treatment biopsy of target lesion showed no tumor
- **8 weeks**: restaging CT showed a partial response (PR) with a 62% decrease of target lesion, no increase of non-target lesion – *panel c*
- **12 weeks**: confirmatory PET-CT showed a complete metabolic response of target/non-target lesions, consistent with a CR – *panel d*

Patient tolerated therapy well with only Grade 2 arthralgias, Grade 2 rash

WTX-124 treatment stopped at 21 weeks in the setting of confirmed CR (<u>ongoing at 12+ months</u>)


June 2023: PET-CT at time of progression on cemiplimab
T
NT
a
September 2023: Baseline CT performed at study entry
b
November 1, 2023: First restaging CT at 8 weeks
c
November 30, 2023: Confirmatory PET-CT at 12 weeks
d

Abbreviations: SCC-squamous cell carcinoma; CT-computed tomography scan; IV-intravenous; Q2W-every two weeks; PET-positron emission tomography; ICI-immune checkpoint inhibitor

Note: Preliminary clinical data as of May 1, 2024, for an ongoing, open label Phase 1/1b clinical trial.

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©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

WTX-124 in Combination with Pembrolizumab Demonstrates Durable Responses in ICI-treated Patients Dose Indication Prior therapies Response Status Response DL Tumor Type Prior Therapies Dose Duration • 3w: Increased T cell activation (biopsy) • 8w: 28.7% ↓ of both TLs • Treatment ongoing >7m 1. Pembrolizumab/propranolol 12mg Melanoma • 16w: 39.4% ↓ of both TLs (RECIST uPR) • Progression-free 2. TVEC • 24w: 39.4% ↓ of both TLs (confirmed PR) 1. Pembrolizumab • Treatment ongoing >7m • 8w: 41.3% ↓ of both TLs (RECIST uPR) 12mg Melanoma 2. Ipilimumab/nivolumab • Progression-free • 16w: 46% ↓ of both TLs (confirmed PR) 3. Nivolumab • Combination dose escalation and expansion enrollment are ongoing • Early evidence of combination anti-tumor activity at clinically active WTX-124 dose Abbreviations: ICI-immune checkpoint inhibitor; TL-target lesion; uPR-unconfirmed partial response; PR-partial response Note: Preliminary clinical data as of October 25, 2024, for an ongoing, open label Phase 1/1b clinical trial. 18 | ©2024 WEREWOLF THERAPEUTICS

INDUKINE Strategy Successfully Delivers IL-2 to the TME with Low Plasma Exposures

Data support the improved therapeutic index and safety profile of WTX-124 compared to HD IL-2

Preliminary PK findings:

- WTX-124 dosed at 18 mg IV Q2W has a ~1.5-fold higher Cmax than HD IL-2
- Peak free IL-2 exposure after WTX-124 18 mg is ~136-fold lower than HD IL-2
- Across all dose levels, free IL-2 levels are very low (<1.6% of prodrug exposure)
- Accounts for improved tolerability profile compared to HD IL-2

Cycle 1 PK profiles for WTX-124 and free IL-2



100
10
1
0.1
0.01
0.001
Concentration (nM)
High-dose IL-2 Cmax
~136-fold
18mg IV Q2W Cmax
0
2
4
6
8
10
12
14
Days from first dose
WTX-124 prodrug
Free IL-2
Dose
1 mg
3 mg
6 mg
12 mg
18 mg
28 mg

Abbreviations: PK-pharmacokinetics; HD-high dose; IV-intravenous; Q2W-once every two weeks
Note: Preliminary clinical data as of May 1, 2024, for an ongoing, open label Phase 1/1b clinical trial.

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©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

WTX-124 Caused Dose Dependent Increases in Intratumoral T-cell Activation by NanoString

Key insights from tumor biomarkers:

- Largest changes seen at 18 mg (monotherapy) and 12 mg (combination)
- Upregulation of *GRZB* and *IL2RA* signify enhanced effector T cell function
- Treg genes including *FOXP3* and *TNFRSF4* did not increase with dose
- Data indicated preferential expansion of effector T cells over Tregs
- No observed carry-over effect from prior checkpoint inhibitors based on distinct NanoString signature for monotherapy vs. combination at 3 and 6 mg

Top 40 upregulated T-cell activation genes across all monotherapy dose levels

Treg genes


Mono
Combo
IL23A
GZMB
IL4
IL2RA
CCL3
TAP1
CCL2
CCL5
IL7R
CCL11
CCL7
ITGAM
IL2RG
LCP1
TNFSF14
HAVCR2
TNFSF13B
STAT1
IL6
CD3D
ITGAL
ITGB2
LCK
CD4
IL18
LAG3
ITGAX
CD274
TNFRSF8
PSMB10
FUT7
IL1B
ZAP70
TNFSF4
CD74
MAF
SELL
IFNB1
CD2
IRF4
FOXP3
TNFRSF4
Gene
1 (n=2)
3 (n=2)
6 (n=2)
12 (n=4)
18 (n=2)
28 (n=1)
3 (n=2)
6 (n=3)
12 (n=2)
Dose
log2 Fold Change
3
2
1
0
-1
-2
-3


Mono
IL2RA
FOXP3
IL2RA / FOXP3
log2 Fold Change
4
2
0
-2
-4
1
3
6
12
18
28
WTX-124 (Dose, mg)

Note: Data presented for patients for whom on-treatment biopsies were available as of May 1, 2024.

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©2024 WEREWOLF THERAPEUTICS

Preliminary WTX-124 Clinical Data Demonstrate Potential for Best-in-Class IL-2 Therapy Key Takeaways ü Monotherapy activity and an improved tolerability profile demonstrated in heavily pretreated patients refractory to all SOC therapies, including immune checkpoint inhibitors ü Combinations with ICIs and other SOC, including in earlier lines of therapy, supported by tolerable safety profile ü Patient with primary ICI-resistant CSCC remains in complete response for > 12 months ü Durable, confirmed partial responses (> 7 months) noted in 2 melanoma patients treated with combination WTX-124 and pembrolizumab ü WTX-124 18 mg was selected as both the monotherapy and combination RDE based on clinical activity and outpatient safety profile, all expansion arms now open for enrollment Next Steps ü Preliminary monotherapy expansion data anticipated in 1H25 ü Engage regulators to discuss potential registrational pathways, including accelerated approval for monotherapy ü Initiate planning for registrational clinical trial in selected tumor types based on regulatory feedback ü Next potential milestone anticipated in 1 with release of preliminary monotherapy expansion da Abbreviations: SOC-standard of care; ICI-immune checkpoint inhibitor; CSCC-cutaneous squamous cell carcinoma; RDE-recommended dose for expansion 21 | ©2024 WEREWOLF THERAPEUTICS ©2024 WEREWOLF THERAPEUTICS RDE = recommended dose for expansion

Development Strategy Designed to Realize WTX-124 Commercial Opportunity Priority Indications: Engaging with FDA on potential registrational path Fast to Market for monotherapy expansion indications in 2L+ melanoma, RCC, CSCC Other IO-Sensitive Tumors: Indication Expansion Development in additional indications in expansion based on evolving data Combine with SOC in Earlier Lines: Safety profile supports combinations in earlier lines of Move Upstream therapy across multiple indications where PD-(L)1 therapy is approved Abbreviations: RCC-renal cell carcinoma; ICI-immune checkpoint inhibitor; CSCC-cutaneous squamous cell carcinoma; IO-immunotherapy; SOC-standard of care 22 | ©2024 WEREWOLF THERAPEUTICS

# WTX-330 23 23 | | ©2024 WEREWOLF THERAPEUTICS ©2024 WEREWOLF THERAPEUTICS

WTX-330: Leveraging the Potential of IL-12 Therapy to Address IO Resistance

THE CHALLENGE

IL-12 is a potent, pleiotropic cytokine that could address a substantial unmet medical need for patients who are resistant to SOC immunotherapies. Unfortunately, systemic administration of recombinant human IL-12 therapy is associated with severe, unmanageable toxicities that have precluded its clinical development

Unique Advantages of WTX-330, an IL-12 INDUKINE Molecule

Novel prodrug engineered to release a fully potent, wild type IL-12 cytokine selectively in the tumor microenvironment to improve the therapeutic index

Key Opportunities

- Enable patients to benefit from IL-12 therapy for the first time through improved tolerability
- Leverage IL-12 biology to address a significant unmet medical need for patients with poorly immunogenic tumors or tumors resistant to SOC immunotherapies
- Investigate complementary combination strategies to further enhance antitumor activity

24 | Abbreviations: IO-immunotherapy; SOC-standard of care

©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

INDUKINE Delivers IL-12 Selectively to Tumor Tissue with an Improved Therapeutic Index

Activation of antitumor CD8+ T effector cells & pleiotropic immune activation in the TME in preclinical models



MC38 tumor model
Vehicle
mWTX-330 (7μg/dose)
mWTX-330 (43μg/dose)
Tumor Volume (mm³)
2,000
1,500
1,000
500
0
0
10
20
30
Time (days)



Tumor
****
Peripheral Blood
ns
CD8+ % Polyfunctional
60
40
20
0
16
14
12
10
8
Vehicle
mWTX-330
Vehicle
mWTX-330
Vehicle
mWTX-330



Therapeutic Window
Recombinant Chimeric IL-12
mWTX-330
5x
49x
Minimum Efficacious Dose
Maximum Tolerated Dose
0
5
10
15
IL-12 Dose (Nanomoles)



Vehicle
WTX-124
mWTX-330
-1
0
1
WTX-124
172
296
122
mWTX-330

Differential Gene Signatures

- ✓ Intratumoral IL-12 pathway activation
- ✓ Activation of multiple antigen presentation mechanisms
- ✓ Th1 lineage skewing
- ✓ Treg fragility
- ✓ Increased chemokine expression

Nirschl CJ et al., Cancer Immunology Research, 1 July 2023; 11 (7): 962–977

Abbreviation: TME-tumor microenvironment

25 |

©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

WTX-330 FIH study: Study Design and Status Update

Twenty-five patients have received at least one dose of WTX-330 to date (n=11 in escalation, n=14 in expansion)

Monotherapy Dose Escalation

Patients with solid tumors relapsed/refractory to all SOC

Dose	n
0.016 mg/kg	n =3
0.024 mg/kg	n =3
0.032 mg/kg	n =5

0.024 mg/kg IV Q2W selected for dose expansion arms

Dose Expansion

ARM A: Patients with IO-sensitive solid tumors who have been treated with a SOC ICI regimen and have primary or secondary resistance

ARM B: Patients with tumor types for which ICI therapy is not indicated/approved (IO-naïve)

Trial Details

- Bayesian logistic regression model study design
- Monotherapy escalation followed by two basket expansion arms
- ICI-unapproved and ICI-resistant indications as supported by IL-12 biology and preclinical data
- Assessment of safety, efficacy, PK, biomarkers, and ADA
- On-treatment biomarker analysis (tumor, blood) evaluating proof of mechanism including conditional activation

Abbreviations: FIH-first in human; SOC-standard of care; IV-intravenous; Q2W-once every two weeks; IO-immunotherapy; ICI-immune checkpoint inhibitor; PK-pharmacokinetics; ADA-antidrug antibody
Note: Preliminary clinical data as of June 12, 2024, in an ongoing, open label Phase 1 clinical trial.

26 |
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Werewolf THERAPEUTICS

WTX-330 FIH Patient Population was Heterogeneous and Heavily Pretreated Demographics Tumor Types Prior Therapies 1 Prior lines for metastatic disease Eligible patients had relapsed solid n (%) tumors refractory to all SOC AGE (years) Mean (SD) 64.4 (9.4) 0 3 (12.0%) n (%) 1 3 (12.0%) Median 64.0 CRC (MSS) 9 (36.0%) 2 3 (12.0%) Melanoma 4 (16.0%) SEX, n (%) Female 12 (48.0%) 3 5 (20.0%) PDAC 3 (12.0%) Male 13 (52.0%) ≥4 11 (44.0%) NSCLC 2 (8.0%) Black/African- Cholangiocarcinoma 1 (4.0%) RACE, n (%) 2 (8.0%) Prior lines of immunotherapy American n (%) Endometrial (MSS) 1 (4.0%) White 21 (84.0%) 0 11 (44.0%) Urothelial (bladder) 1 (4.0%) 1 9 (36.0%) Soft tissue sarcoma 1 (4.0%) Other/ 2 (8.0%) Unknown 2 3 (12.0%) Other 3 (12.0%) 3 0 (0.0%) ≥4 2 (8.0%) Abbreviations: FIH-first-in-human; CRC-colorectal cancer; MSS-microsatellite stable; PDAC-pancreatic ductal adenocarcinoma; NSCLC-non-small cell lung cancer Note: Preliminary clinical data as of October 7, 2024, in an ongoing Phase 1 clinical trial 1 Adjuvant treatment regimens were not included 27 | ©2024 WEREWOLF THERAPEUTICS

WTX-330 was Generally Well Tolerated as a Monotherapy in the Outpatient Setting

Key safety findings:

- Most frequent related TEAEs were CRS[1], pyrexia, chills, fatigue, and elevated liver function test abnormalities
- Gr3 and Gr4 related TEAEs were manageable, reversible
- Toxicities were typical for systemic IL-12 therapy, less severe compared to rhIL-12, and improved with continued dosing
- Expansions opened at 0.024 mg/kg - two DLTs observed at 0.032 mg/kg (Gr3 mucositis, Gr3 AST increase); no MTD reached

Frequency of related TEAEs occurring in more than one patient

N=25 patients treated with at least one dose of WTX-330 across three dose levels (0.016-0.032 mg/kg IV Q2W)



Cytokine release syndrome
Pyrexia
Chills
Fatigue
Aspartate aminotransferase increased
Alanine aminotransferase increased
Nausea
Vomiting
Headache
Blood bilirubin increased
Anaemia
Thrombocytopenia
Stomatitis
Neutrophil count decreased
Hypotension
White blood cell count decreased
Sinus tachycardia
Platelet count decreased
Mucosal inflammation
Hypokalaemia
Decreased appetite
Cough
Oropharyngeal pain
Oedema peripheral
Lymphocyte count decreased
Hypertension
Dyspnoea
Constipation
Bone pain
Back pain
0
5
10
15
Grade
Grade 1
Grade 2
Grade 3
Grade 4
Grade 5
Adverse event preferred terms
Number of subjects

Abbreviations: TEAEs-treatment-emergent adverse events; CRS-cytokine release syndrome; Gr-grade; DLTs-dose limiting toxicities; AST-aspartate aminotransferase; MTD-maximum tolerated dose

Note: Preliminary clinical data as of October 7, 2024, for an ongoing, open label Phase 1 clinical trial

[1]CRS graded by ASTCT grading scale (see: Lee DW, et al. *Biol Blood Marrow Transplant* 2019;25(4):625–38)

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Werewolf THERAPEUTICS

Decreasing Peripheral IFNγ Levels with WTX-330 Dosing Correlate with Improved Tolerability

Analysis of plasma IFNγ levels after WTX-330 dosing showed:

- Dose-related IL-12 induction of IFNγ after the first dose
- IFNγ "tachyphylaxis" beyond the first dose (levels were not measured after 2nd dose)

Implications:

- Elevated IFNγ levels likely account for early WTX-330 adverse events, like CRS
- Decreased IFNγ levels with peripheral IL-12 exposure could potentially be *leveraged* to improve WTX-330 tolerability and maximize tumor IL-12 exposure



IFNγ
0.016 mg/kg
0.024 mg/kg
0.032 mg/kg
IFNγ (pg/mL)
140000
120000
100000
80000
20000
15000
10000
5000
0
C1D1 Pre
C1D2
C1D3
C2D1
*
C2D2
C2D3

*Note that peripheral IFNγ levels were not measured after C1D15 dose

Abbreviations: IFN-interferon; CRS-cytokine release syndrome
Note: Preliminary clinical data as of October 7, 2024, from an ongoing, open label Phase 1 clinical trial

29 |

©2024 WEREWOLF THERAPEUTICS

Early Signs of Clinical Antitumor Activity Across Solid Tumor Indications

Metastatic cutaneous melanoma

- 76-year-old woman with diffuse melanoma in-transit metastases who had progressed on adjuvant pembrolizumab achieved a confirmed PR (RECIST 1.1) for 16 weeks
- 77-year-old woman with melanoma who had discontinued ipilimumab and nivolumab due to toxicity had a 24% target lesion decrease (*ongoing at 12 weeks*)

Microsatellite-stable colorectal cancer (MSS CRC) and other GI malignancies

- 50-year-old man who had progressed on seven prior lines of therapy including investigational immunotherapies had stable disease for 24 weeks
- 61-year-old woman who had progressed on SOC chemotherapy combined with bevacizumab had stable disease for 16 weeks
- 74-year-old man with pancreatic ductal adenocarcinoma who had progressed on SOC chemotherapy and radiation therapy demonstrated no growth of the target lesion and no increase in the non-target lesion on the first restaging scan at 8 weeks (*patient ongoing*)

Abbreviation: PR-partial response; MSS-microsatellite stable; CRC-colorectal cancer; GI-gastrointestinal; SOC-standard of care

30 |
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WTX-330 Demonstrated Monotherapy Clinical Activity Across Diverse Tumor Types 1 One patient with a confirmed PR (RECIST 1.1) and an additional seven patients with stable target lesions (n=15) Abbreviations: MSS-microsatellite stable; CRC-colorectal cancer; NET-neuroendocrine tumor; SCC-squamous cell cancer; NSCLC-non-small cell lung cancer; PR-partial response Note: Preliminary clinical data as of October 7, 2024, for an ongoing, open label Phase 1 clinical trial 1 An additional patient with pancreatic ductal adenocarcinoma was evaluable and had an overall response of RECIST SD, but the data were not entered at the time of the database snapshot 31 | ©2024 WEREWOLF THERAPEUTICS

Treatment Response in Melanoma Patient with a Confirmed RECIST PR

76-year-old woman with a *BRAF* wild type metastatic in-transit melanoma who progressed while receiving adjuvant pembrolizumab

Patient had diffuse RLE cutaneous metastases, a non-healing melanomatous ulcer and an enlarged right inguinal lymph node

Initiated treatment with **0.024 mg/kg WTX-330 IV Q2W** more than two months after discontinuing pembrolizumab

Timeline of response to WTX-330:

- **3 weeks:** On-treatment excisional biopsy of RLE skin nodules showed no tumor
- **7-8 weeks:** 47% decrease of TL (cluster of RLE skin nodules); no increase in NTLs (=unconfirmed PR). Punch biopsies of two pigmented lesions showed no active melanoma
- **10 weeks:** PET-CT showed reduced tumor metabolic activity
- **16 weeks:** RECIST PR confirmed with ongoing TL response, complete resolution of one NTL and no increase in second NTL. Patient discontinued therapy due to a related anemia

March 2024 (pretreatment): Patient progressing at melanoma in-transit metastases of RLE



May 2024: After three doses of WTX-330, many nodules have flattened and/or regressed



January 2024 (pretreatment): PET-CT shows progression of melanoma in-transit metastases during adjuvant pembrolizumab



May 2024: After three doses of WTX-330, repeat PET-CT shows markedly decreased tumor metabolic activity in RLE



Shown are two different transverse sections of RLE at each timepoint

Abbreviations: PR-partial response; IV-intravenous; Q2W-once every two weeks; EOT-end of treatment; RLE-right lower extremity; TL-target lesion; NTL-non-target lesion

Note: Preliminary clinical data as of October 7, 2024, for an ongoing, open label Phase 1 clinical trial

32

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Evidence of Durable Treatment Effect in Melanoma Patient with Confirmed PR

At **28 weeks**, approximately 12 weeks after discontinuing WTX-330, the patient was noted to have an ongoing response at a subset of lesions (off all therapy)

- **Pretreatment (March 2024)**: Prior to initiating treatment with WTX-330, the patient was progressing at a melanomatous ulcer (medial RLE) and at numerous in-transit metastases (medial, lateral RLE)
- **Post-treatment (September 2024)**: After a total of four doses of WTX-330, the ulcer had healed and a subset of nodules showed durable regression despite the overall mixed response



Pretreatment
Post-treatment
Medial RLE
Lateral RLE

Abbreviations: PR-partial response; RLE-right lower extremity

Note: Preliminary clinical data as of October 7, 2024, for an ongoing, open label Phase 1 clinical trial

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WTX-330 Increased Expression of T/NK Cell Activation & Antigen Presentation Genes

NanoString data show evidence of pleotropic IL-12 activities in the tumor microenvironment, including in MSS CRC

Changes in gene expression caused by WTX-330 demonstrating IL-12 activity:

- Increased expression of *IFNG, IL12RB2, CD8A, GRZMB and PRF1* associated with T cell activation and/or cytolytic function
- Increased expression of *CD274, CXCL10* and *CXCL9* consistent with an IFN response
- Upregulation of genes involved with antigen processing and presentation



Log2 fold change
-2 -1 0 1 2 3
T-Cell activation
Cytolytic Function
IFN response
Antigen Presentation
113-101 CRC (MSS) *
112-105 Cholangio
110-105 Urothelial
106-104 CRC (MSS) *, #
106-103 CRC (MSS)
106-101 Anal SCC *
102-106 Melanoma
102-104 Melanoma
102-101 CRC (MSS) #
TNFRSF8 IL12RB2 IFNG CD8A SLAMF7 PRF1 GZMK GZMB GZMA IDO1 CXCL9 CXCL10 CD274 TAP2 TAP1 PSMB9 PSMB8 HLA-DRB4 HLA-DRB3 HLA-DRA HLA-DQB1 HLA-DQA1 HLA-DPB1 HLA-DPA1 HLA-C HLA-B HLA-A CD80
Gene

N=9 patients contributing paired tumor biopsies

Abbreviations: IFN-interferon; MSS-microsatellite stable; CRC-colorectal cancer; Cholangio-cholangiocarcinoma; SCC-squamous cell cancer; PD-pharmacodynamic
* Indicates that biopsied lesion was a liver metastasis; # representative multiplexed immunofluorescence analyses shown on next slide for these patients
Note: Preliminary clinical data as of October 7, 2024, from an ongoing, open label Phase 1 clinical trial; figure does not include data from responding melanoma patients as biopsies showed no tumor

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©2024 WEREWOLF THERAPEUTICS

Additional Evidence of Increased T/NK cell Expansion and Activation in MSS CRC Pretreatment On-treatment CD8+ Cell GrzB+CD8+ Cell GrzB+ NK Cell Density Density Density 102-101 150 8 1.5 1.75X 1.5X MSS CRC 6 100 1.0 Retroperitoneal lymph node 4 50 0.5 2 Overall response: 0 SD x 24wks 0 0.0 SCRN C1D22 SCRN C1D22 SCRN C1D22 CD8+ Cell GrzB+CD8+ Cell GrzB+ NK Cell Density Density Density 200 10 50 106-104 8X 3.4X 8 40 MSS CRC 150 6 30 Liver metastasis 100 4 20 Overall response: 50 2 10 PD 0 0 0 SCRN C1D22 SCRN C1D22 SCRN C1D22 CD8 GRZB IFNγ NK Abbreviations: NK-natural killer; MSS-microsatellite stable; CRC-colorectal cancer; SD-stable disease; PD-progressive disease; wks-weeks, GrzB-granzyme B; scrn-screening (i.e., baseline/pretreatment) Note: Preliminary clinical data as of October 7, 2024, from an ongoing, open label Phase 1 clinical trial 35 | ©2024 WEREWOLF THERAPEUTICS 2 2 CD8+/mm CD8+/mm GrzB+ CD8+/mm2 GrzB+ CD8+/mm2 2 GrzB+ NK/mm2 GrzB+ NK/mm

WTX-330 Delivered 22-fold > IL-12 Compared to Recombinant Human IL-12 Therapy at its MTD

PK data account for the improved therapeutic index of WTX-330 compared to rhIL-12

Preliminary PK findings:

- WTX-330 dosed at 0.024 mg/kg IV Q2W has a ~22-fold higher Cmax than rhIL-12 at its MTD (500 ng/kg; Atkins MB et al. 1997)
- Peak free IL-12 exposure after 0.024 mg/kg WTX-330 is ~5-fold lower than rhIL-12 at its MTD
- Across all dose levels, free IL-12 levels are very low (<1.6% of prodrug exposure)
- WTX-330 PK is approximately dose-proportional from 0.016 to 0.032 mg/kg
- PK exposure generally preserved upon repeat dosing

PK profiles for WTX-330 and free IL-12 compared to rhIL-12 Cmax at its MTD (mean ± SEM)



Cycle 1
Cycle 2
Concentration (nM)
10
1
0.1
0.01
0.001
WTX-330 Cmax (0.024mg/kg)
~22-fold
rhIL-12 Cmax (MTD)
~5-fold
Free IL-12 Cmax (0.024mg/kg)
LOQ 0.47 nM
0.016 MG/KG
0.024 MG/KG
0.032 MG/KG
WTX-330 prodrug
Free IL-12
0 2 4 6 8 10 12 14
Days from first dose

Abbreviations: MTD-maximum tolerated dose; PK-pharmacokinetic; IV-intravenous; Q2W-once every two weeks

Note: Preliminary PK data as of June 21, 2024, from an ongoing, open label Phase 1 clinical trial

36 |

©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

WTX-330 is a Potentially First-in-Class Systemically Administered IL-12 Therapy

Key Takeaways

- ✓ **First systemically administered IL-12 therapy with monotherapy clinical activity and a generally tolerable safety profile**
- ✓ **Increased therapeutic window: WTX-330 delivered 22-fold more IL-12 on a molar basis than rhIL-12 therapy at its MTD**
- ✓ **INDUKINE design proof-of-concept:** Second clinical program validating the INDUKINE design for delivery of toxic immune payloads with improved tolerability and clinical benefit
- ✓ **Safety and tolerability profile:** Related TEAEs were primarily mild to moderate in severity and consistent with known IL-12 safety profile; severe AEs were manageable and reversible
- ✓ **Antitumor Activity:** Demonstrated by a confirmed RECIST PR and target lesion shrinkage in two melanoma patients and stable disease for 16 and 24 weeks in two MSS CRC patients
  - **NanoString data showed evidence of pleotropic IL-12 activity in the TME**
  - **Tumor biopsies from four patients with MSS CRC showed immune activation, including in liver metastases**

Next Steps

- ✓ Planning underway for Phase 1/2 dose- and regimen-finding study to optimize WTX-330 exposure in TME – expected to begin enrolling 1H25
- ✓ Exploring antitumor activity in selected tumor types

Abbreviations: MTD-maximum tolerated dose; TEAE-treatment-emergent adverse events; AE-adverse event; MSS-microsatellite stable; CRC-colorectal cancer; PR-partial response; TME-tumor microenvironment

37 |

©2024 WEREWOLF THERAPEUTICS

# WTX-712 38 38 | | ©2024 WEREWOLF THERAPEUTICS ©2024 WEREWOLF THERAPEUTICS

WTX-712: Expanding the Utility of IL-21 Therapy

Potential WTX-712 Advantages

- IL-21 is a differentiated, pleiotropic cytokine that drives effective antitumor response by activating multiple immune cell types
- Recombinant IL-21 has shown clinical antitumor activity but has not been developed due to dose-limiting toxicities
- Preclinical data demonstrated that IL-21 is active in ICI-resistant models
- WTX-712 is designed to deliver IL-21 to the TME and improve the therapeutic index

Status

- IND-enabling studies



IL-21
NKT
Proliferation
Enhances cytotoxicity
CD4⁺T
Proliferation
Tfh and Th17 differentiation
Inhibits Treg generation
CD8⁺T
Proliferation
Memory cell formation
Enhances cytotoxicity
Apoptosis
Induces IL-1β expression
Conventional dendritic cells
Macrophage
M2 to M1 transition
Enhances phagocytosis
Inhibits maturation
Inhibits function
Bone marrow-derived dendritic cells
NK
Induces maturation
Enhances cytotocity
B
Proliferation
Apoptosis
Plasma cell differentiation
B10 cell differentiation
Ig class switching
Memory cell formation

From IL-21 Signaling in Immunity | F1000Research

IL-21 activates multiple immune cell types, inhibiting Tregs and promoting M1 macrophage function. By driving a less terminally differentiated stage of CD8+ T cells, IL-21 results in sustained CTL expansion and activity in tumors.

Sullivan JM et al., AACR 2023 Poster: Generation of IL-21 INDUKINE™ Molecules for the Treatment of Cancer
Sullivan JM et al., SITC 2023 Poster: Development of WTX-712, a Conditionally Active IL-21 INDUKINE™ Molecule for the Treatment of Cancer
Sullivan JM et al., AACR 2024 Poster: WTX-712, a Conditionally Active IL-21 INDUKINE™ Molecule, Induces a Strong Anti-tumor Phenotype Through a Differentiated Mechanism
Abbreviations: ICI-immune checkpoint inhibitor; CTL-cytotoxic T lymphocyte

39 |
©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

IL-21 Elicits a Highly Effective CD8+ T Cell Response in ICI-Refractory Preclinical Models

IL-21 is active in several ICI refractory models and can provide greater antitumor activity than IL-2

EMT-6


Vehicle
IL-2-HLE
IL-21-HLE
Tumor Volume (mm³)
3000
2000
1000
0
0
10
20
30
Days after start of dosing

Renca


Vehicle
IL-2-HLE
IL-21-HLE
Tumor Volume (mm³)
3000
2000
1000
0
0
20
40
60
Days after start of dosing

IL-21 treatment results in a sustained intratumoral polyfunctional CD8+ T cell response optimally suited to cell killing

Induction of effector molecules in CD8+ T cells


Granzyme B+
Granzyme A+
Perforin+
% Granzyme B+
% Granzyme A+
% Perforin+
****
**
*
***
Vehicle
IL-21-HLE
IL-2-HLE
100
80
60
40
20
0

Renca Model

Increased CD8+ T cell polyfunctionality*


Day 14
Day 20
% CD8+
Vehicle
IL-21-HLE
IL-2-HLE
100
80
60
40
20
0

*Analytes quantified: IFN-γ, TNF, GzmA, GzmB, Prf1

Sullivan JM et al., AACR 2024 Poster: WTX-712, a Conditionally Active IL-21 INDUKINE™ Molecule, Induces a Strong Anti-tumor Phenotype Through a Differentiated Mechanism
Abbreviations: ICI-immune checkpoint inhibitor

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WTX-712 Tumor Selective Activity Results in Robust Antitumor Immune Activation in Preclinical Models

WTX-712 antitumor activity in MC38 tumor model with an improved therapeutic window compared to IL-21 cytokine



Vehicle
WTX-712 188µg
WTX-712 375µg
WTX-712 750µg
Tumor Volume (mm³)
2000
1500
1000
500
0
10
20
30
Days after start of dosing



IL-21-HLE
WTX-712
TW=3
TW=16
Minimum Efficacious Dose
Maximum Tolerated Dose
0
2
4
6
8
10
IL-21 Dose (Nanomoles)

WTX-712 specifically induces IFNγ in the tumor



Tumor
IFNγ Level (pg/mL)
2000
1500
1000
500
0
0
4
8
12
24
48
72
96
120
168
Time (Hrs)



Serum
IFNγ Level (pg/mL)
100
80
60
40
20
0
LLOQ
0
4
8
12
24
48
72
96
120
168
Time (Hrs)

IL-21 INDUKINE treatment transforms the tumor microenvironment with robust and rapid effector CD8+ T cell response to drive tumor regressions



Vehicle
IL-21 INDUKINE
Tumor Cell CD11c CD8 Granzyme B Perforin

Sullivan JM et al., AACR 2023 Poster: Generation of IL-21 INDUKINE™ Molecules for the Treatment of Cancer
Sullivan JM et al., SITC 2023 Poster: Development of WTX-712, a Conditionally Active IL-21 INDUKINE™ Molecule for the Treatment of Cancer
Sullivan JM et al., AACR 2024 Poster: WTX-712, a Conditionally Active IL-21 INDUKINE™ Molecule, Induces a Strong Anti-tumor Phenotype Through a Differentiated Mechanism
Abbreviation: TW-therapeutic window

41 |
©2024 WEREWOLF THERAPEUTICS

# WTX-518 42 42 | | ©2024 WEREWOLF THERAPEUTICS ©2024 WEREWOLF THERAPEUTICS

WTX-518: Regulating Multiple Immune Cell Types to Drive Antitumor Immunity

Potential WTX-518 Advantages

- IL-18 elicits an antitumor immune response by promoting the collaboration of multiple immune cell types and increasing stem-like CD8+ T cells
- WTX-518 is designed to uniquely eliminate the ability of IL-18BP to inhibit IL-18 and systemically deliver IL-18 within the TME
- Potential to complement WTX-330 based on the known synergy of IL-18 and IL-12 to drive T cell activation

Status

- IND-enabling studies


NK
Tumor Killing
IL-18
IL-18
CD8
IFNγ
Perforin
GRZB
IL-18
IL-18BP
Mac
IFNγ
IL-18BP

IL-18 activates innate and adaptive immune cells promoting IFN-γ production by antigen-experienced T cells and favoring Th1 differentiation of naïve T cells

Morris KR et al., AACR 2024 Poster: Discovery of WTX-518, an IL-18 pro-drug that is conditionally activated within the tumor microenvironment and induces regressions in mouse tumor models
Abbreviations: TME-tumor microenvironment; BP-binding protein

43 |

©2024 WEREWOLF THERAPEUTICS

WTX-518 is Resistant to IL-18 Binding Protein with Improved Antitumor Activity

BPR mIL-18 INDUKINE triggers tumor cytotoxicity and transforms the TME

WTX-518 retains potency while preventing binding to IL-18BP



Cell-Based Reporter Assay
% Activity
Log(nM)
hIL-18 Titration
hIL-18 (Fixed) + hIL-18BP Titration
BPR hIL-18 Titration
BPR hIL-18 (Fixed) + hIL-18BP Titration

BPR mIL-18 INDUKINE provides greater efficacy than wild-type IL-18 INDUKINE in the MC38 tumor model and increased density of polyfunctional and stem-like CD8+ T cells



Tumor Volume (mm³)
Day
Vehicle
Wild-Type mIL-18 INDUKINE
BPR mIL-18 INDUKINE



Tumor cells
Polyfunctional CD8+
Stem-like CD8+

Vehicle | WT mIL-18 INDUKINE | BPR mIL-18 INDUKINE

44 |

Abbreviations: BPR-binding protein resistant; TME-tumor microenvironment

©2024 WEREWOLF THERAPEUTICS

BPR mIL-18 INDUKINE Treatment Promotes Robust Effector Activation and Immune Cell Interactions

BPR mIL-18 INDUKINE increases density of polyfunctional effector cells



Polyfunctional CD8+ T cells
***
Cells/mm²
1500
1000
500
0
Vehicle
BPR mIL-18 INDUKINE
Polyfunctional NK Cells
****
NK Cell % Producing ≥3 Effector Cytokines
100
80
60
40
20
0
Vehicle
BPR IL-18 INDUKINE

BPR mIL-18 INDUKINE triggers the formation of immune cell hubs, including stem-like CD8+ T cells, driving the regression of established tumors



500 µm
Tumor Cell CD11c CD8
Granzyme B Perforin
50 µm
CD11c CD8 TCF1 CD4 Nkp46

45 | Abbreviation: BPR-binding protein resistant

©2024 WEREWOLF THERAPEUTICS

# WTX-921 46 46 | | ©2024 WEREWOLF THERAPEUTICS ©2024 WEREWOLF THERAPEUTICS

WTX-921: IL-10 INDUKINE Therapy for Inflammatory Bowel Disease

Potential WTX-921 Advantages

- Selective delivery of IL-10 to inflamed tissues to minimize systemic toxicity
- Multipronged effect by inhibiting disease driving innate and adaptive immune cell populations
- Targeted delivery of IL-10 can potentially block several disease driving effector molecules and cytokines

Status

- Available for partnership



↑ Mitophagy
CX_3CR1^{hi} macrophage
↓ Proinflammatory cytokines
↓ PGE_2
Intracellular bacterial killing
IL-10
WTX-921
IL-10
T_H17 cell
↓ Proliferation
↓ IL-17A, IFN-γ, TNF-α
$FoxP3^+$ iTreg
↑ FoxP3 maintenance
↑ Suppressive function
Adapted from Current Opinion in Immunology 2024, 91:102495

Sullivan J et al., AAI 2024 Poster: Development of Conditionally Active IL-10 INDUKINE™ Molecules for the Treatment of Inflammatory Bowel Disease

©2024 WEREWOLF THERAPEUTICS

47 |

Werewolf THERAPEUTICS

WTX-921 Treatment Inhibits Disease in Mouse ACT Model of IBD IL-10 INDUKINE treatment blocks disease as measured by multiple metrics Disease Activity Index 4 No colitis Vehicle WTX-921 3 Weight Change 2 **** 115 No colitis 1 Vehicle WTX-921 110 0 10 20 30 40 Days post transfer 105 Cytokines in the Colon 100 IL-1β IFN-γ Dosing✱✱✱ 0.20 0.08 ✱✱✱ 95 0.06 0.15 ✱ 0 5 10 15 20 25 30 35 40 Days post transfer 0.04 0.10 0.02 0.05 0.00 0.00 48 | ©2024 WEREWOLF THERAPEUTICS Abbreviations: ACT-adoptive cell transfer; IBD-inflammatory bowel disease % Weight Change pg/μg tissue Score pg/μg tissue

WTX-921 Treatment Inhibited Disease in Mouse ACT Model of IBD

IL-10 INDUKINE treatment prevents immune cell expansion/activation and tissue destruction

Control-No Colitis | Disease Induced-Vehicle Treated | Disease Induced-INDUKINE Treated

H&E

IF


200 µm
200 µm
200 µm
DAPI CD45 iNOS MUC2

Abbreviations: ACT-adoptive cell transfer; IBD-inflammatory bowel disease; H&E-hematoxylin and eosin; IF-immunofluorescence

49 |

©2024 WEREWOLF THERAPEUTICS

PREDATOR Platform Offers Value Creation through Pipeline Expansion and Partnering Oncology-focused INDUKINE Therapeutics • Additional proinflammatory mechanisms • Cell-based therapies • mRNA therapies Expanding Conditional-Activation Technology to New Modalities • T cell engagers • Antibody drug conjugates Non-Oncology INDUKINE Therapeutics • Cell-based therapies • Inflammation • Other diseases 50 | ©2024 WEREWOLF THERAPEUTICS

Shifting the Balance in Cytokine Therapeutics

PREDATOR Platform: Value Creation Engine

Our protein engineering technology optimizes the design of conditionally activated cytokine therapeutics (INDUKINE molecules) to diseased tissues.

Opportunity to pursue other modalities and non-cancer indications such as inflammatory diseases.

WTX-124

Phase 1/1b Clinical Trial in Advanced and Metastatic Solid Tumors



WTX-330

Phase 1 Clinical Trial in Advanced and Metastatic Solid Tumors and Lymphoma



Strategic Clinical Development

Two lead programs in Phase 1 development are wholly owned by Werewolf

Collaboration is central to our growth strategy with Jazz global partnership on JZP898

Deep Pipeline*

WTX-712, an IL-21 INDUKINE molecule, in preclinical development for the treatment of cancer

WTX-518, an IL-18 INDUKINE molecule, in preclinical development for the treatment of cancer

WTX-921, an IL-10 INDUKINE molecule with selective delivery of IL-10 to inflamed tissues for inflammatory/autoimmune diseases

Strong Cash Position

Approximately $122.8M in cash and cash equivalents (as of September 30, 2024)

Runway through at least 2Q26 with multiple value-enhancing catalysts in the near term

Approximately 44.6M shares outstanding (as of November 1, 2024)

51 | *JZP898, an IFNα INDUKINE molecule, in Phase 1 clinical trials with Jazz Pharmaceuticals

©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

Experienced Leadership Daniel J. Hicklin, PhD Randi E. Isaacs, MD Chulani Karunatilake, PhD Chief Medical Officer President and CEO Chief Technology Officer Ellen Lubman, MBA Tim Trost, CPA William Winston, PhD Chief Business Officer Chief Financial Officer Senior Vice President, Research 52 | ©2024 WEREWOLF THERAPEUTICS

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